UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

__________________

FORM 8-K

__________________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2012

Ruby Tuesday, Inc.
(Exact Name of Registrant as Specified in Charter)

GEORGIA	1-12454	63-0475239
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

150 West Church Avenue
Maryville, Tennessee 37801
(Address of Principal Executive Offices)

(865) 379-5700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions  (See General Instructions A.2.below):

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

All non-employee directors are permitted to participate in the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors (the “Plan”).  On October 10, 2012, the Board approved the Third Amendment to the Plan (the “Third Amendment”) to reduce the annual equity award value from $80,000 to $73,000 in order to manage the potentially dilutive effect of a higher-value award on company stock at a time when the stock price is at historically low levels.

The foregoing does not purport to be a complete summary of the Third Amendment and is qualified in its entirety by reference to the text of the Amendment, which is attached as Exhibit 10.1 and incorporated herein by reference.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS

On October 10, 2012, Ruby Tuesday, Inc., a Georgia corporation (the “Registrant” and the “Company”) issued a press release announcing the Company’s financial results for the fiscal quarter ended September 4, 2012.  A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 10, 2012, the Board appointed Franklin E. Southall, Jr., the Company’s Vice President – Corporate Controller, to serve as the Company’s Principal Accounting Officer.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Company’s Annual Meeting of Shareholders was held on October 10, 2012 in Maryville, Tennessee.  The following nominees were elected as directors by the votes indicated:

Name	For	Against	Abstain	Broker Non-Votes
F. Lane Cardwell, Jr.	47,805,102	797,056	32,633	8,515,565
Kevin T. Clayton	47,247,086	1,347,318	40,387	8,515,565
Jeffrey J. O’Neill	47,809,845	792,262	32,684	8,515,565

The following proposals were also adopted at the Annual Meeting by the votes indicated:

Approved an advisory vote on Executive Compensation:

For:	40,846,086
Against:	7,428,162
Abstain:	360,543
Broker Non-Vote:	8,515,565

Ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 4, 2013:

For:	56,789,943
Against:	311,805
Abstain:	48,608
Broker Non-Vote:

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

10.1	Third Amendment to the Ruby Tuesday, Inc. Stock Incentive and Deferred Compensation Plan for Directors (As Amended and Restated as of October 8, 2008), dated October 10, 2012.

99.1	Press Release dated October 10, 2012 (this press release is being furnished pursuant to Item 2.02 of Form 8-K).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ruby Tuesday, Inc.
(Registrant)

By: /s/ Michael O. Moore
Michael O. Moore
Executive Vice President and
Chief Financial Officer

Date: October 10, 2012